Fees Summary	Feb. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 301,750,000.00
Previously Paid Amount	0.00
Total Fee Amount	46,197.93
Total Offset Amount	0.00
Net Fee	$ 46,197.93
Final Prospectus	false